Exhibit 99.1

Stars Fell On
HOME
Alabama
FLORIDA
GROWTH
SUNSHINE STATE
GEORGIA ...on my mind
GROWTH
TEXAS
GROWTH
THE LONE STAR STATE
NEVADA
GROWTH
THE SILVER STATE

Colonial BancGroup℠

Exhibit 99.1

[LOGO]	[LOGO OF COLONIAL BANCGROUP]

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Financial Strength in Local Hands

➢	$16.2 Billion in Assets
•	Located in Alabama, Florida, Georgia, Nevada, Texas
•	44% of Assets, $7.2 Billion, in Florida
•	6th Largest Bank in Florida in Locations and Deposits

➢	Expansion into High-Growth Markets
•	272 Branches – 105 Currently in Florida
•	41 Branches Planned – 23 in Florida

➢	Proven Community Banking Philosophy
•	Local Expertise in Lending Decisions
•	Creates an Atmosphere that Promotes Sales and Personalizes Customer Relationships

➢	Outstanding Track Record in Credit Quality

➢	Growing Retail Banking Franchise
•	15%* Growth in Noninterest Income
•	12%* Growth in Core (non-time) Deposits

➢	Experienced Management Team
•	7.4% Insider Ownership Aligns Interests of Shareholders, Bondholders and Management

* Annualized	1
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COLONIAL BANK

TENNESSEE
HUNTSVILLE
BIRMINGHAM
CARROLLTON
ATLANTA
MACON
COLUMBUS
PHENIX CITY, AL
GEORGIA
ALABAMA
MONTGOMERY
MOBILE
FOLEY
DESTIN
GRAYTON BEACH
FLORIDA
ST. AUGUSTINE
DAYTONA BEACH
ORLANDO
TAMPA
ST. PETERSBURG
SARASOTA
FORT MYERS
BONITA SPRINGS
NAPLES
PALM BEACH
FORT LAUDERDALE
MIAMI
RENO
CARSON CITY
NEVADA
LAS VEGAS
TEXAS
DALLAS
AUSTIN

REGIONAL BANKS

- NORTHERN ALABAMA REGION
- BIRMINGHAM REGION
- SOUTH CENTRAL REGION
- GULF COAST REGION
- GEORGIA REGION
- CENTRAL FLORIDA REGION
- SOUTHWEST FLORIDA REGION
- SOUTH FLORIDA REGION
- BAY AREA REGION
- NEVADA REGION
- TEXAS REGION
- LOAN PRODUCTION OFFICE

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REGIONAL BANKS

[LOGO] NORTHERN ALABAMA REGION

[LOGO] BIRMINGHAM REGION

[LOGO] SOUTH CENTRAL REGION

[LOGO] GULF COAST REGION

[LOGO] GEORGIA REGION

[LOGO] CENTRAL FLORIDA REGION

[LOGO] SOUTHWEST FLORIDA REGION

[LOGO] SOUTH FLORIDA REGION

[LOGO] BAY AREA REGION

[LOGO] NEVADA REGION

[LOGO] TEXAS REGION

[LOGO] LOAN PRODUCTION OFFICER

[MAP]

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Colonial BancGroup

$16.2 Billion in Assets

Florida
44%
Alabama
29%
Corporate
10%
Georgia
8%
Texas
5%
Nevada
4%

As of June 30, 2003

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$16.2 Billion in Assets

	Assets (in millions)
	Florida	$7,178
	Alabama	$4,782
[PIE CHART]	Georgia	$1,289
	Corporate	$1,585
	Texas	$795
	Nevada	$578

As of June 30, 2003	3
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Colonial BancGroup

Population Growth

66%
26%
23%
24%
10%
24%
13%
NV
GA
TX
FL
AL
Total Colonial Markets
Entire USA
1990 - 2000

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Population Growth

NV	66%
GA	26%
TX	23%
FL	24%
AL	10%
Total Colonial Markets	24%
Entire USA	13%

Percent growth of areas with Colonial branch locations. Source: US Census Bureau	4
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Colonial BancGroup

272 Retail Branches

Alabama
124
Florida
105
Texas
10
Nevada
11
Georgia
22

Planned Branch Additions through 2005:

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272 Retail Branches

	Planned Branch Additions through 2005:
	Alabama	2
	Georgia	3
	Nevada	6
	Texas	7

[PIE CHART]	Florida:
	South FL	4
	Bay Area	4
	Southwest FL	8
	Central FL	7

	TOTAL	41

Note: Colonial ranks 6th in number of branches in Florida.	5
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Top 10 Florida Banks and Bank Holding Companies ranked by

Total Deposits as of 12/31/02

(Excludes Thrifts)

Holding Company		State	Total Offices	Total Deposits
				(in 000s)
1)	Bank of America	NC	740	$49,633,076
2)	Wachovia Corp.	NC	515	$39,347,235
3)	Suntrust Bank	GA	427	$30,794,385
4)	Southtrust	AL	248	$9,562,390
5)	Amsouth	AL	157	$5,812,732
6)	Colonial BancGroup*	AL	105	$4,112,132
7)	Northern Trust	IL	27	$3,710,539
8)	Ocean Bankshares	FL	22	$3,659,069
9)	Union Planters	FL	68	$3,584,698
10)	Regions	AL	68	$2,384,925

Provided by the Florida Bankers Association	6
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Colonial BancGroup

Loan Portfolio Review and Asset Quality Trends

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Loan Portfolio Review

and Asset Quality Trends

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Colonial BancGroup

Total Loans

(in millions)
$9,417
$10,368
$11,692
$11,769
10%
13%
1.3%*
2000
2001
2002
30-Jun-03

Annualized

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Total Loans

(in millions)
2000	$9,417
2001	$10,368
2002	$11,692
30-Jun-03	$11,769

*Annualized	8
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Colonial BancGroup

Loan Portfolio Distribution

Consumer 2%
Other 1%
Commercial Real Estate 25%
Commercial 8%
CRE Owner Occ. 7%
Mortgage Warehouse Lending 15%
RE Const. 26%
Residential Real Estate 16%

As of June 30, 2003

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Loan Portfolio Distribution

[PIE CHART]

Consumer	2%
Commercial Real Estate	25%
CRE Owner Occ.	7%
RE Const.	26%
Residential Real Estate	16%
Mortgage Warehouse Lending	15%
Commercial	8%
Other	1%

As of June 30, 2003	9
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Colonial BancGroup.

Commercial RE Loan Portfolio Distribution

Other
25%
Nursing
Home
4%
Ware-
house
11%
Lodging
10%
Multi-Family
15%
Office
16%
Retail
19%

CRE Portfolio = $3.8 billion as of 6/30/03

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Commercial RE Loan Portfolio Distribution

➢	23% Owner Occupied

➢	Average loan size = $582,000

➢	Characteristics of 75 largest loans:

•	Total $812 million and represent 21% of CRE portfolio

•	Average loan to value ratio is 69%

•	Average debt coverage ratio = 1.35x

Nursing Home	4%
Warehouse	11%
Lodging	10%
Multi-Family	15%
Office	16%
Retail	19%
Other	25%

CRE Portfolio = $3.8 billion as of 6/30/03	10
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Colonial BancGroup

Construction Loan Portfolio Distribution

1-4 Family Homes
22%
Land Only
19%
Develop.
(Residential & Commercial)
19%
Condo
9%
Other
15%
Multi-
Family
7%
Retail
9%

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Construction Loan Portfolio Distribution

[PIE CHART]	➢ Average loan size = $579,000 ➢ Characteristics of 75 largest loans: • Total $1 billion and represent 35% of portfolio • Average loan to value ratio is 67%

Construction Loan Portfolio = $3 billion as of 6/30/03	11
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Colonial BancGroup.

Nonperforming Assets/Loans and ORE

1.49%
1.07%
1.34%
1.31%
0.90%
0.78%
0.84%
0.71%
0.60%
0.55%
0.54%
0.64%
0.78%
0.71%
0.30%
0.46%
0.68%
0.84%
0.39%
0.31%
0.24%
0.24%
0.12%
0.11%
0.09%
0.15%
0.18%
0.16%
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
6/30/03
Other Real Estate

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Nonperforming Assets/Loans and ORE

‘90	1.49%
‘91	1.07%
‘92	1.34%
‘93	1.31%
‘94	0.90%
‘95	0.78%
‘96	0.84%
‘97	0.71%
‘98	0.60%
‘99	0.55%
‘00	0.54%
‘01	0.64%
‘02	0.78%
6/30/03	0.71%

■    Other Real Estate

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Colonial BancGroup

Net Charge-offs/Average Loans

All FDIC insured commercial banks (as of March 31, 2003)
Southern regionals provided by Sandler O'Neill & Partners
Colonial BancGroup
1.59%
0.82%
0.51%
1.27%
0.59%
0.47%
0.85%
0.33%
0.33%
0.50%
0.19%
0.09%
0.49%
0.22%
0.13%
0.58%
0.30%
0.18%
0.63%
0.33%
0.23%
0.66%
0.28%
0.23%
0.58%
0.37%
0.21%
0.58%
0.31%
0.21%
0.83%
0.41%
0.28%
1.10%
0.59%
0.29%
0.92%
0.46%
0.29%
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
YTD '03

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Net Charge-offs/Average Loans

☐	All FDIC insured commercial banks (as of March 31, 2003)
■	Southern regionals provided by Sandler O’Neill & Partners
■	Colonial BancGroup

‘91	1.59%
‘92	1.27%
‘93	0.85%
‘94	0.50%
‘95	0.49%
‘96	0.58%
‘97	0.63%
‘98	0.66%
‘99	0.58%
‘00	0.58%
‘01	0.83%
‘02	1.10%
YTD’03	0.92%

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Commercial RE and Construction Lending A Proven Approach

➢	Solid and Proven Policies and Underwriting
•	Lend to individuals we know
•	Avoid “speculative” projects
•	Make deals that have strong guarantor support to back them up
•	Focus on cash flow and strong equity

➢	Strong Committee Process
•	Low individual lending authorities
•	Multi-tiered Committees
•	Regional Director involvement

➢	Experienced Credit Group
•	Active involvement by CEO and CCO
•	Credit Review Area
•	Credit Risk Management Area

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Retail Banking and Financial Planning

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Sales, Service and Relationships

➢	More products available to more customers
•	Acquired small community banks and expanded product offerings to include:

Financial Planning Services, Cash Management, Electronic Banking, Mortgage Origination

•	Focused on adding quality products and services to enhance revenue opportunities

➢	Improving front-end efficiency through enhancements in technology
•	Implemented new call center and internet banking product – doubled internet banking users in 2002—16% penetration rate through 6/30/03
•	In process of implementing new platform and loan origination software

➢	Sales and Service Training
•	Sales and Sales Management training program
•	Combined Sales & Operational Training

➢	Sales and Service Measurements
•	Branch Incentive Plan and Service Quality Shopping Program
•	Cross-Sell Ratio of 2.85 at 6/30/03 – Goal for 2003 is 3.00
•	Targeted average deposit size per branch of $50 million

➢	Fill in branch coverage

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Colonial BancGroup

Core Deposits
(non-time)

(in millions)
$3,468
$4,114
$4,950
$5,244
19%
20%
12%*
2000
2001
2002
30-Jun-03

*Annualized

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Core Deposits

(non-time)

(in millions)
2000	$3,468
2001	$4,114
2002	$4,950
30-Jun-03	$5,244

*Annualized

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Colonial BancGroup

Deposit Mix

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Time>100
Time<100
Savings
MMDA
NOW
DDA
44%
49%
54%
58%
12/31/00
12/31/01
12/31/02
6/30/03

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Deposit Mix

	12/31/00	12/31/01	12/31/02	6/30/03
Savings, MMDA, NOW, DDA	44%	49%	54%	58%

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Colonial BancGroup

Noninterest Income

(excludes securities gains)

(in thousands)
$77,347
$85,008
$96,631
$120,000
10%
14%
15%
2000
2001
2002
2003*

*Annualized - YTD 6/30/03

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Noninterest Income

(excludes securities gains)

(in thousands)
2000	$77,347
2001	$85,008
2002	$96,631
2003*	$120,000

*Annualized—YTD 6/30/03

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Colonial BancGroup

Noninterest Income Growth

*Annualized

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Noninterest Income Growth

	2002	2003*	Growth
	(in 000s)
Service Charges	$44,941	$50,100	11%
Mortgage Origination	$14,004	$21,400	53%
Financial Planning	$10,993	$15,500	41%
Electronic Banking	$8,257	$10,300	25%

*Annualized

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Colonial BancGroup

Noninterest Income to Average Assets

1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
1998
1999
2000
2001
2002
YTD03
1.37%
NV
1.21%
AL
1.03%
TX
FL
0.94%
Cons.
0.82%
GA
0.68%
AL
FL
GA
NV
TX
Consolidated

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Noninterest Income to Average Assets

YTD03
NV	AL	TX	FL	Consolidated	GA
1.37%	1.21%	1.03%	0.94%	0.82%	0.68%

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Colonial BancGroup

Financial Planning Services Revenue

(in thousands)
$3,539
$5,500
$8,200
$8,670
$10,993
$15,500 *
49%
6%
27%
41%*
1998
1999
2000
2001
2002
2003

*Annualized – YTD 6/30/03

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Financial Planning Services Revenue

	(in thousands)
1998	$3,539
1999	$5,500
2000	$8,200
2001	$8,670
2002	$10,993
2003	$15,500	*

*Annualized – YTD 6/30/03

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Colonial BancGroup

Assets Under Management

(in millions)
$513
$800
$1,476
$1,936
56%
85%
62%*
2000
2001
2002
30-Jun-03

*Annualized

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Assets Under Management

(in millions)
2000	$513
2001	$800
2002	$1,476
30-Jun-03	$1,936

*Annualized

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Colonial BancGroup

Assets Under Management

Brokerage
Asset Management
Trust Services
Fixed Annuity Program

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Assets Under Management

Brokerage:	$996,631,109
Asset Management:	132,494,227
Trust Services:	600,075,725
Fixed Annuity Program:	206,512,987

TOTAL	$1,935,714,048

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Colonial BancGroup

Solid Dividend Growth

$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
Over a decade of increased dividends!
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03

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Solid Dividend Growth

Over a decade of increased dividends!

’90	$.15
’91	$.16
’92	$.17
’93	$.18
’94	$.20
’95	$.22
’96	$.27
’97	$.30
’98	$.34
’99	$.38
’00	$.44
’01	$.48
’02	$.52
’03	$.56

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Colonial BancGroup

In Summary…

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GROWTH
NEVADA
GROWTH

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In Summary…

➢	Great franchise in high growth markets

➢	Loan growth with excellent asset quality

➢	Expand in market areas through acquisitions and new branches

➢	More products to more people

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Forward Looking Statements

This Presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2003 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the regulatory environment and (v) other factors which are more fully described in our periodic filing with the Securities and Exchange Commission. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.